UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019

WORLD GOLD TRUST

(SPONSORED BY WGC USA ASSET MANAGEMENT COMPANY, LLC)

(Exact name of registrant as specified in its charter)

Delaware	001-37996	36-7650517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o WGC USA Asset Management Company, LLC 685 Third Avenue 27th Floor New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 317-3800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SPDR® Long Dollar Gold Trust	GLDW	NYSE Arca
SPDR® Gold MiniSharesSM Trust	GLDM	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 15, 2019, WGC USA Asset Management Company, LLC (the “Sponsor”), the commodity pool operator of the SPDR® Long Dollar Gold Trust (“GLDW”), notified the NYSE Arca stock exchange that the Sponsor has determined to voluntarily close GLDW, delist, and liquidate GLDW’s shares (“Shares”) from trading on the NYSE Arca and to withdraw the Shares from registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). GLDW will no longer accept creation and redemption orders after September 6, 2019. Trading of the Shares on the NYSE Arca will cease at the open of market on September 10, 2019, and final liquidation payments are scheduled to be made on or about September 16, 2019.

The Sponsor announced the foregoing via a press release dated July 15, 2019. A copy of the press release announcing the intention to delist and deregister GLDW’s Shares is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by WGC USA Asset Management Company, LLC, dated July 15, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 15, 2019	WORLD GOLD TRUST
(Registrant)*

	By:	WGC USA Asset Management Company, LLC as the Sponsor of the Registrant

	By:	/s/ Laura S. Melman
		Name:	Laura S. Melman
		Title:	Chief Financial Officer

*

As the Registrant is a trust, this report is being filed on behalf of the Registrant by WGC USA Asset Management Company, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in her capacity as an authorized officer of WGC USA Asset Management Company, LLC.